UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2024

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40824	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:
4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive
offices)

Registrant's telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Review of Strategic Alternatives

Over the past several weeks, Cue Health Inc. (the “Company”) has been undertaking a comprehensive review of strategic alternatives for the Company. This process is ongoing and is overseen by a strategic committee of the Board of Directors of the Company (the “Strategic Committee”), with the assistance of financial and legal advisors. The strategic review process is intended to evaluate a broad range of options, including a potential sale of the Company, with a focus on maximizing value for all stockholders. To expand the range of potential alternatives available to the Company, the Strategic Committee has decided to take certain actions necessary to permit potential counterparties to engage in discussions, or enter into agreements, arrangements or understandings, with one another concerning the structuring, making or negotiating of transaction proposals to the Company (such discussions, agreements, arrangements or understandings, the “Permitted Actions”).

In connection with such determination, the Strategic Committee has (1) approved the Permitted Actions for purposes of Section 203 of the General Corporation Law of the State of Delaware; (2) taken action to permit the Permitted Actions by potential counterparties under non-disclosure and similar agreements that they may have entered into with the Company in connection with the strategic review process; and (3) taken action necessary to permit the Permitted Actions under each of (a) the Preferred Stock Rights Agreement, dated as of September 21, 2023, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Rights Agreement Amendment”), (b) the cooperation letter agreement dated February 16, 2024, by and among the Company, Tarsadia Investments, LLC and certain of its affiliates (collectively, “Tarsadia”) and the other parties identified therein, and (c) the Confidentiality Agreement, dated February 16, 2024, by and among the Company, Tarsadia, and the other parties identified therein. The agreements described in clause (3) of the prior sentence have previously been disclosed by the Company on Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2023 and February 16, 2024.

There is no deadline or definitive timetable set for completion of the strategic alternatives review process and there can be no assurance that this process will result in the Company pursuing a transaction or any other strategic outcome. The Company does not intend to make any further public comment regarding the review of strategic alternatives until it has been completed or the Company determines that a disclosure is required by law or otherwise deemed appropriate.

The foregoing summary of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01.    Other Events.

The Company announces that it received a response letter from the U.S. Food and Drug Administration (“FDA”) on April 3, 2024 regarding its De Novo request to classify its respiratory syncytial virus (“RSV”) molecular test for over-the-counter use as class I or class II under the Federal Food, Drug and Cosmetic Act (the “FD&C Act”). The letter indicates that the FDA has determined that after review of the information submitted in the request that the Cue RSV molecular test does not meet the criteria under the FD&C Act for classification into class I or class II for the proposed Over-The-Counter (“OTC”) indications of use. The letter states that based on review of the De Novo request thus far, FDA is not able to determine that the benefits of the device outweigh the risks for the indicated use, and requests further data to support a favorable benefit-risk profile in the OTC intended use setting. The Company is continuing active dialogue with FDA to understand how best to address its concerns. Based on this dialogue, The Company then plans to expediently address all of FDA’s concerns through a re-submission either through a DeNovo or traditional 510(k) pathway.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the Company’s review and negotiation of strategic alternatives, expectations regarding the ongoing review of strategic alternatives, the timeframe for such review process, and statements related to the outcome of any appeal with the FDA. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the

Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the Company’s ability to identify and evaluate possible financial and strategic alternatives and their implications for the Company; the risk that the review process will not result in the Company pursuing a transaction or that any transaction, if pursued, will be completed on attractive terms or at all; the risk of an unfavorable outcome of any appeal with the FDA; and other risks and uncertainties included in the periodic reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time, which are available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment to Preferred Stock Rights Agreement, dated as of April 8, 2024, by and between Cue Health Inc. and Computershare Trust Company, N.A., as rights agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: April 8, 2024	By:	/s/ Aasim Javed
	Name:	Aasim Javed
	Title:	Chief Financial Officer

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